EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

This Certification accompanies the Form 10-Q for the fiscal quarter ended June 30, 2010, of China Shen Zhou Mining & Resources, Inc.

The undersigned, Xiaojing Yu, Chief Executive Officer, and Steven Wang, Chief Financial Officer, of China Shen Zhou Mining & Resources, Inc. (the “Company”), DO HEREBY CERTIFY that:

1.	The Company’s Form 10-Q for the fiscal quarter ended June 30, 2010 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement on the date set forth below:

/s/ Xiaojing Yu
Date: August 10, 2010	Xiaojing Yu
Chief Executive Officer
(Principal Executive Officer)

/s/ Steven Wang
Date: August 10, 2010	Steven Wang
Chief Financial Officer
(Principal Financial Officer)